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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 12, 2003, in the Registration Statement (Form S-11 No. 333-108780) and related Prospectus of Hines Real Estate Investment Trust, Inc. for the registration of 220,000,000 shares of its common stock.




                                                        /s/ ERNST & YOUNG LLP


Houston, Texas
December 19, 2003